KMG America Corporation

2006 FBR Investor Conference
New York City

November 29, 2006

Forward-Looking Information

      This presentation has been prepared by KMG America
(“KMA”) solely for the purpose of this investor conference:

Certain statements and tables throughout this presentation contain “forward-looking statements”, including management’s assessment of KMA’s future plans and operations.  Forward-looking statements in this presentation include, but are not limited to, all statements and exhibits and (collectively
“statements”) relating to KMA’s current expectations and projections concerning its financial condition, results of operations, plans, objectives, future performance and business.

You are cautioned not to place undue reliance on forward-looking statements, as these statements are not guarantees of performance or results.  Forward-
looking statements involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts and projections discussed in other forward-looking statements will not occur.  Although KMA believes that the forward-
looking statements are based on reasonable assumptions, there can be no assurance that such assumptions will prove to be correct.  Some of the risks and other factors which could cause results to differ materially from those expressed in the forward-looking statements contained in this presentation include but are not limited to: general economic, business and market conditions; volatility of the life and health insurance market;  terrorist attacks; fluctuations in the stock market and interest rates; and competition.

No representation or warranty expressed or implied is made as to, and no reliance should be placed on, the fairness, accuracy, completeness, or correctness of the information or opinions contained herein or the information relied upon in preparing this presentation.  None of KMA’s representatives shall have any liability whatsoever for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with this presentation.

KMA: Overview

Insurance holding company formed to compete nationally in
the group and voluntary benefits worksite market

IPO completed December 2004

Priced at $9.50/share

Raised $206M

Kanawha Insurance Company acquired December 2004

$140M purchase price ($40M discount)

$150+M revenue -  $500M assets – 450 employees

Located in Lancaster, SC (near Charlotte, NC)

Perfect technology and administrative platform

KMA: Overview (con’t)

KMA trading range:  $6.36 - $11.30

22,100,000 shares outstanding

Covered by FBR, STRH, CS, PJC

Recent Price/Book: .92 (approx. 50% discount to peers)

Price as of November 22 close:   $8.19

Book value on September 30, 2006:  $8.90 (excl. FAS 115)

   KMA Strategic Objectives

Use the Kanawha administrative platform to become a high
quality national group and voluntary benefits worksite player

Produce revenue and earnings growth and ROE’s in excess of
high single digit life insurance industry average

Grow organically without reliance on acquisitions

Participate in a huge market as a mainstream competitor offering both group and voluntary products through an employee sales
force

+54%

$0.13

$0.20

9 Mo YTD

+67%

$0.06

$0.10

3rd Quarter

Change

2005

2006

Operating Earnings Per Share Growth
Total KMA

+43%

2.1%

3.0%

9 Mo YTD

+69%

2.6%

4.4%

3rd Quarter

Change

2005

2006

Return on Average Equity
Total KMA, Operating Income basis

Sales Growth - New “Large Case” Activity
New Annualized Premium, $ in Millions

+495%

$6.2

$36.9

9 Mo YTD

+191%

$4.4

$12.8

3rd Quarter

Change

2005

2006

Premium Growth - New “Large Case” Activity
Net Earned Premium, $ in Millions

+1673%

$1.1

$19.5

9 Mo YTD

+880%

$1.0

$9.8

3rd Quarter

Change

2005

2006

Kanawha Legacy Business EPS
Operating Income Basis

+21%

$0.42

$0.51

9 Mo YTD

+19%

$0.16

$0.19

3rd Quarter

Change

2005

2006

Kanawha Legacy Business ROE
Operating Income Basis

+13%

7.8%

8.8%

9 Mo YTD

+14%

8.5%

9.7%

3rd Quarter

Change

2005

2006

     Kanawha Long Term Care Earnings
$ in Millions, After Tax

*  Pro forma, adjusted for reallocation of policy reserves in 2Q06

+43%

$4.2

$6.0*

9 Mo YTD

+18%

$1.7

$2.0

3rd Quarter

Change

2005*

2006

Employee Sales Representatives
 On Payroll, End of Period

9/30/06

6/30/06

3/31/06

12/31/05

9/30/05

6/30/05

3/31/05

-                              21 Reps

-                              20 Reps

-                              19 Reps

-                              17 Reps

-                              14 Reps

-                              12 Reps

-                              8 Reps

What’s Gone Well?

Marketing Strategy

Quality sales organization in place

Market acceptance

Deal flow – close ratio

Product development

What’s Gone Well?

Kanawha Acquisition

Earnings uneven but at expected levels

Administrative platform

High quality, loyal, productive staff

What’s Gone Well?

KMA Build-out

Quality underwriting staff

Manuals, process, procedures

SOX, budgeting, re-forecasting

“The KMA Way”

What’s Gone Okay?

Sales rep productivity

ING litigation

Investment portfolio yield

What Has Not Gone As Well?

Kanawha premium growth

Variability of Kanawha earnings

Some cost overruns

Margins = Slower than expected earnings ramp

New “Large Case” Activity -  Margin Analysis

Stop Loss (improving)

Most early sales are “takeovers”

Impacts sales rep hiring

Slows packaged sales strategy

Primary share price culprit

New “Large Case” Activity -  Margin Fix

Renewals

Voluntary products focus

Disciplined underwriting - patience

KMA - Looking Ahead

Segment continues to be attractive

Industry participants continue to prosper

Renewals will benefit margin

Market hasn’t changed . . . . . . much

KMA must sustain growth trajectory

KMG America

A growing player in the large and lucrative
group and voluntary benefits segment of the
life insurance market